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                                  EXHIBIT 6
                       CONSENT OF INDEPENDENT ACCOUNTANTS
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                       Consent of Independent Accountants



We consent to the inclusion in Post-Effective Amendment No. 7 to the Registration Statement of "AUL American Individual Variable Life Unit Trust," the Flexible Premium Adjustable Variable Life Insurance Policy, on Form S-6 (File No. 333-32531), of our report dated March 8, 2002, on our audits of the combined financial statements of OneAmerica Financial Partners, Inc. We also
consent  to  the   reference   to  our  firm  under  the  caption   "Independent
Accountants."



/s/  PricewaterhouseCoopers L.L.P.

April 26, 2002